Exhibit 99.1

38 th Annual J.P. Morgan Healthcare Conference Jan. 13, 2020 Bausch Health: 20/20 VISION A Global, Diversified Health Care Company with Independently Strong Businesses Positioned for the Next Decade

2 This presentation contains forward - looking information and statements, within the meaning of applicable securities laws (collectively, “forward - looking statements”), including, but not limited to, statements regarding Bausch Health's future prospects and performance (including targeted three - year CAGR 1 of revenue growth and Adjusted EBITDA (non - GAAP) growth), anticipated growth in our Ortho Dermatologics segment, plans for our dermatology.com program, anticipated growth of certain of our products, planned geographic expansion and launches for certain of our products (including SiHy daily and Thermage ® FLX), the anticipated submission (or resubmissions), approval and launch dates for certain of our pipeline products and R&D programs, the anticipated timing of commencement of studies or other development work of our pipeline products and R&D programs, expected reported revenue growth, expected revenue generated from the Significant Seven, expectations for cash flow from operations and the anticipated uses of same, expected R&D and the amount of such growth, anticipated continued improvement in operational efficiency (Project CORE), management’s commitments and expected targets and our ability to achieve the action plan and expected targets in the periods anticipated, the Company’s mission (and the elements and timing thereof) and the Company’s plans and expectations for 2020 and beyond. Forward - looking statements may generally be identified by the use of the words "anticipates," "expects," “goals,” "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," “commit,” “tracking,” or "continue" and variations or similar expressions, and phrases or statements that certain actions, events or results may, could, should or will be achieved, received or taken or will occur or result, and similar such expressions also identify forward - looking information. These forward - looking statements, including management’s expectations and expected targets for 2020 and beyond, are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs and readers are cautioned that these statements may not be appropriate for other purposes. These forward - looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from those described in these forward - looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company's most recent annual and quarterly reports and detailed from time to time in the Company's other filings with the Securities and Exchange Commission and the Canadian Securities Administrators, which risks and uncertainties are incorporated herein by reference. In addition, certain material factors and assumptions have been applied in making these forward - looking statements, including, without limitation, assumptions respecting our targeted three - year CAGR of revenue growth and Adjusted EBITDA (non - GAAP) growth including, without limitation, expectations on constant currency and mid - point of Feb. 2019 guidance, and that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward - looking statements, and additional information regarding certain of these material factors and assumptions may also be found in the Company’s filings described above. The Company believes that the material factors and assumptions reflected in these forward - looking statements are reasonable in the circumstances, but readers are cautioned not to place undue reliance on any of these forward - looking statements. These forward - looking statements speak only as of the date hereof. Bausch Health undertakes no obligation to update any of these forward - looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes, unless required by law. Forward - Looking Statements 1. Compound Annual Growth Rate.

3 To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non - GAAP financial measures including ( i ) Adjusted EBITDA, (ii) Organic Revenue Growth and (iii) Constant Currency. Management uses some of these non - GAAP measures as key metrics in the evaluation of Company performance and the consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes these non - GAAP measures are useful to investors in their assessment of our operating performance and the valuation of the Company. In addition, these non - GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. However, these measures are not prepared in accordance with GAAP nor do they have any standardized meaning under GAAP. In addition, other companies may use similarly titled non - GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non - GAAP financial measures may not be comparable to such similarly titled non - GAAP measures. We caution investors not to place undue reliance on such non - GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non - GAAP financial measures have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The reconciliations of these historic non - GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP can be found in the Company’s third quarter 2019 (Q319) earnings presentation, which can be found on the Company’s website: https://ir.bauschhealth.com/~/media/Files/V/Valeant - IR/reports - and - presentations/20191104 - 3q19 - bausch - health - earnings - presentation.pdf. However, for expected CAGR 1 purposes, the Company does not provide reconciliations of projected Adjusted EBITDA (non - GAAP) to projected GAAP net income (loss), due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. In periods where significant acquisitions or divestitures are not expected, the Company believes it might have a basis for forecasting the GAAP equivalent for certain costs, such as amortization, that would otherwise be treated as a non - GAAP adjustment to calculate projected GAAP net income (loss). However, because other deductions (e.g., restructuring, gain or loss on extinguishment of debt and litigation and other matters) used to calculate projected net income (loss) may vary significantly based on actual events, the Company is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income (loss) at this time. The amounts of these deductions may be material and, therefore, could result in GAAP net income (loss) being materially different from (including materially less than) projected Adjusted EBITDA (non - GAAP). Non - GAAP Information 1. Compound Annual Growth Rate.

Bausch Health 20/20 Vision: Global, Diversified, Durable

Diverse Company

- Only one product accounts for >5% of revenue
- Diversified by revenue type (Rx, OTC, devices) and geography
- Independently strong businesses

Global Footprint

- Operating in ~100 countries around the world
- Opportunity to globalize gastroenterology and dermatology

Insulated from U.S. Branded Prescription Pricing

- ~60% of Bausch Health is not exposed to U.S. branded prescription pricing[3]

Durable Revenue Flow Driven by Megatrends

- Seven consecutive quarters of total company organic revenue growth[1,2] led by Bausch + Lomb/International and Salix[3]

Critical Mass of People Consuming BHC Products

- Every day more than 150 million people around the world use a Bausch Health product

1. See Slide 3 for further non-GAAP information. The reconciliations of these historic non-GAAP measures and additional non-GAAP information to the most directly comparable financial measures calculated and presented in accordance with GAAP are in our 3Q19 earnings presentation available on our website at https://ir.bauschhealth.com/~/media/Files/V/Valeant-IR/reports-and-presentations/20191104-3q19-bausch-health-earnings-presentation.pdf.

2. Organic growth, a non-GAAP metric, is defined as an increase on a year-over-year basis in revenues on a constant currency basis (if applicable) excluding the impact of acquisitions, divestitures and discontinuations.

3. As of 9.30.2019.

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BAUSCH+ Health

Bausch Health: 20/20 Vision

Grow by gaining market share and capitalizing on global megatrends

Enhance and sustain our competitive advantage in core businesses

Drive value by expanding our portfolio organically and inorganically (strategic acquisitions and partnerships)

Deliver on 3-year CAGRs[2]
(constant currency and from the mid-point of 2019 guidance[1])

- Expect revenue to grow at a 4%-6% CAGR
- Expect adj. EBITDA (non-GAAP)[3] to grow at a 5%-8% CAGR

Prioritize free cash flow to de-lever

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BAUSCH Health

1. *Based on Guidance issued in Feb. 2019.*
2. *Compound Annual Growth Rate.*
3. *See slide 3 for further non-GAAP information. See our 3Q19 earnings presentation for other non-GAAP information at https://ir.bauschhealth.com/~/media/Files/V/Valeant-IR/reports-and-presentations/20191104-3q19-bausch-health-earnings-presentation.pdf.*

Global Eye Health Driven by Megatrends and New Products

Myopia Epidemic

- Myopia is a risk factor for glaucoma, macular degeneration and retinal detachment[1]
- 40% of North Americans are affected by myopia; the number of cases doubled between 1972 and 2004[2]
- 42% of adults age 25 to 29 years old in Europe have myopia – almost twice that of adults aged 55 to 59 years[2]

Increasing Eye Health Needs for Aging Population

- Life expectancy nearly doubled during the 20th century with a ten-fold increase in the number of Americans age 65 or older[3]
- Today, there are ~35M Americans age 65 or older, and this number is expected to double in the next 25 years[3]
- In the U.S., individuals 65 and over use 8x more eye care products vs. those younger than 65[4]

Eye Health Provider Consolidation

- Consolidation will require fully integrated eye health solutions



Vision Care
Ophtho Rx
B+L
Surgical
Consumer

BAUSCH + LOMB

- Established, durable brands including Biotrue® ONEday, Bausch + Lomb ULTRA® and Ocuvite® + PreserVision®
- Building and enhancing new franchises for LUMIFY®, enVista® and SiHy daily contact lenses
- R&D Pipeline Expansion: LUMIFY® line extensions, ophthalmic viscosurgical device, enVista® Trifocal, preloaded IOLs, XIPERE™, EM-100, NOV03

6 BAUSCH Health

1. http://www.polyu.edu.hk/so/index.php?lang=en&pageid=323&dispmode=1.
2. https://medicalxpress.com/news/2019-02-screen-linked-epidemic-myopia-young.html.
3. https://www.nia.nih.gov/living-long-well-21st-century-strategic-directions-research-aging/introduction.
4. Internal estimates and https://www.preventblindness.org/sites/default/files/national/documents/Future_of_Vision_final_0.pdf.

GI Driven by Megatrends, Globalization and New Products Increasing Importance of Microbiome • IBS is thought to be derived from the microbiome 1 • 12% prevalence of IBS in the general global population 1 • Patients with IBS account for increased resource utilization and decreased productivity compared with healthy persons 1 • Annually, IBS costs the U.S. health system in excess of $30B 1 Need for Innovative, Cost - Effective Solutions • Total expenditures for GI diseases in U.S. are $135.9B annually — greater than for other common diseases 2 • Yearly, in U.S. there were more than 54.4M ambulatory visits with a primary diagnosis for a GI disease, 3.0M hospital admissions, and 540,500 all - cause 30 - day readmissions 2 • GI expenditures are likely to continue increasing 2 Prevalence of Obesity Driving Growth in Liver Disease • 21% increase forecasted (2015 to 2030) in prevalent NAFLD 3 cases in U.S. 4 • 63% increase forecasted (2015 to 2030) in prevalent NASH 5 cases in U.S. 4 • Liver deaths in the U.S. are expected to increase 178% in 2015 vs. 2030 4 1. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6039952. 2. https://www.gastrojournal.org/article/S0016 - 5085(18)35147 - 3/fulltext. 3. Non - alcoholic fatty liver disease. 4. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5767767/. 5. Non - alcoholic steatohepatitis. 6. University of California. • R&D pipeline expansion: New formulations and indications (OHE, SIBO and Crohn’s) for XIFAXAN ® ; dolcanatide and amiselimod opportunities • Comparison of Kaplan - Meier estimates of event - free curves showed XIFAXAN ® significantly reduced the risk of HE - related hospitalizations by 50% during the 6 - month treatment period • Entered into license agreement with UCLA 6 to develop and commercialize novel compound for treatment of NAFLD 3 and NASH 5 7

Evolution of Dermatology Being Driven By Physicians and Consumers Growing Market Demand • ~9,600 dermatologists practicing in the U.S. in 2017; only enough to properly service 50% of the country’s population 6 • Global telemedicine valued at ~$14.8B in 2016 with telederm the largest portion at 30% 7 Need for Convenient Access to High Quality Products • ~$15.8B global dermatology market in 2018; expected to reach $32.1B in 2024 1 • ~7.5M psoriasis sufferers in the U.S. with 150,000 to 260,000 new cases of psoriasis diagnosed each year 2,3,4 • ~$8.3B estimated market for psoriasis by 2020 5 Expanding Global Aesthetics Market • Global medical aesthetics market is expected to grow at a CAGR 8 of 11.5% from 2019 to reach $22.2 billion by 2025 9 • Asia Pacific is expected to be the fastest growing geographic market for medical aesthetics 9 • Strong value proposition for patients and payers: • DUOBRII ® : Unique combination with long duration of use; Potential to delay some patients from switching to expensive biologics • BRYHALI ®: Dosing up to 8 - weeks with no increase in epidermal atrophy; Priced at parity (per gram) with generic topical steroids • SILIQ ® : Only product on the market that demonstrated 100% improvement in the psoriasis area and severity index (PASI 100); Priced as the lowest - priced injectable biologic psoriasis treatment in the U.S. • Dermatology.com (cash pay): Bringing patients high quality products with lower prices, increased transparency and convenience • Thermage ® FLX launched in Asia Pacific and additional geographic expansion underway • R&D pipeline expansion: IDP - 120 (acne), IDP - 124 (atopic dermatitis), IDP - 126 (acne combination), IDP - 131 (psoriasis) 1. Evaluate Pharma World Preview May 2019. 2. Rachakonda TD et al. J Am Acad Dermatol. 2014 Mar. Psoriasis prevalence among adults in the United States https://www.ncbi.nlm.nih.gov/pubmed/24388724. 3. Cowen. Therapeutic Outlook Dermatology. March 2016. 4. IMS Claims Data. April 2015 - March 2016, IQVIA. Data on file. 5. DRG Pharmacor Report. 8 6. https://www.ncbi.nlm.nih.gov/pubmed/28259439. 7. https://www.goldsteinresearch.com/report/tele - dermatology - market - outlook - 2024 - global - opportunity - and - demand - analysis - market - forecast - 2016 - 2024. 8. Compound Annual Growth Rate. 9. https://www.meticulousresearch.com/product/medical - aesthetics - market - 5028/?utm_source=globenewswire.com&utm_medium=press%20release&utm_campaign=paid.

• Continued strong performance in global vision care franchises • LUMIFY ® market share gains • Ramp of SiHy daily in Japan and launch in U.S./EU/rest of world • Extended Depth of Focus (EDOF) on Akreos ® platform • Increase e - commerce presence on Amazon and Alibaba • Continued strong XIFAXAN ® growth • Ramp of TRULANCE ® : Increased sales reps detailing, improved market access and larger reach/frequency • R&D pipeline expansion: New formulations and indications (OHE, SIBO and Crohn’s) for XIFAXAN ® ; dolcanatide and amiselimod opportunities • Emerging pipeline enables opportunity to globalize Salix • Thermage ® FLX geographic expansion • Growth from DUOBRII ® , BRYHALI ® and SILIQ ® • Building out the cash - pay model, dermatology.com, with more products, telemedicine and e - commerce • New product opportunities provide global expansion capabilities 9 Durable Growth Franchises 2020 & Beyond Catalysts

NOV03: Recently Licensed Innovative Opportunity for Dry Eye Disease

Total Corneal Fluorescein Staining
(change from baseline on NEI scale)[5]


0.0
-0.5
-1.0
-1.5
-2.0
-2.5
-3.0
change from baseline
**
***
***
p≤0.001
primary efficacy endpoint
NOV03 QID N=114
Saline QID/BID N=111
2 weeks
4 weeks
8 weeks

tCFS baseline: NOV03 QID 7.0, Saline QID/BID 6.7

* p≤0.05 ** p≤0.01 *** p≤0.001

VAS Symptom Improvement
(mean change from baseline after 8 weeks)


dryness score
frequency of dryness
awareness of symptoms
burning/ stinging
***
***
***
***
-10
-15
-20
-25
-30
-35
-40
change from baseline
NOV03 QID N=114
Saline QID/BID N=111

VAS Dryness Score baseline: NOV03 QID 68.6, Saline QID/BID 66.8

* p≤0.05 ** p≤0.01 *** p≤0.001

- If approved, NOV03 will be the first new prescription treatment for DED[1] with a mechanism of action different from currently available anti-inflammatories, which address only a portion of the condition
- In Phase 2 studies, NOV03 showed **statistically significant and clinically meaningful improvements** in both signs and symptoms of DED
- **Pipeline:** Agreement provides the ability to develop certain combination products based on NOV03 for ophthalmic indications[2]

Market Opportunity

- 6.8% of the U.S. adult population (~16M patients) projected to have diagnosed dry eye disease[3]
  - Prevalence increased with age (18–34 years: 2.7%; >75 years: 18.6%)
  - Prevalence was higher among women (8.8%; >11.1 million) than men (4.5%; >5.3 million)
- ~8.5M Americans annually spend >$300M on artificial tear preparations and other OTC[4]

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BAUSCH Health

1. Dry eye disease.
2. Territory for both treatments and future development is the United States and Canada.
3. Farrand et al. Prevalence of Diagnosed Dry Eye Disease in the United States Among Adults Aged 18 Years and Older. Am J Ophthalmol 2017; 182:90–98.
4. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4076204/
5. tCFS scale ranges from 0 to 15; tCFS graph relates to study eyes*; error bars show standard error of the mean (SEM); VAS scales ranges from 0 to 100, p-values relate to one sided testing.

Pipeline and Portfolio Expansion

Late Stage Development Programs

BAUSCH + LOMB

- SiHy Daily – **Launched in Japan; U.S. launch expected 2H20**
- LUMIFY® Line Extensions – **Further clinical studies planned to start in 2020**
- New Ophthalmic Viscosurgical Device – **Anticipate filing Premarket Approval application for dispersive OVD in 1Q20; Cohesive OVD Premarket Approval application planned for 1Q21**
- enVista® Trifocal (Intraocular Lens) – **Initiated IDE[1] study in May 2018; Phase 2 of this 3 Phase program initiated in Oct 2019**
- Preloaded intraocular lens injector platform for enVista interocular lens – **Received approvals from the EU and Canada and received FDA clearance of the injector**
- Custom soft contact lens (Ultra buttons) – **Expected launch in 1Q21**
- XIPERE™[2] – **Expected resubmission of NDA to FDA in 1H20**
- EM-100 – **Resubmitted to FDA; Expected approval in 2H20**
- NOV03 - **Initiate additional Phase 3 study in 2020**

Salix Pharmaceuticals

- ★ Amiselimod S1P[6] Modulator – **Completed FDA approved QT study with 190 subjects - Cardiovascular study primary endpoint demonstrated no effect on QT interval prolongation and no other secondary safety signals were identified; Expect to initiate Phase 2 study in 2020**
- Rifaximin (OHE[3]) – **Initiated a Phase 2 study; expect to complete an interim analysis in 1Q20**
  - Following read out of the OHE study, we are planning to initiate a study potentially evaluating the new formulation of rifaximin in potential HE and gastrointestinal conditions
- Rifaximin (SIBO[4]) – **Phase 2 patient enrollment expected to begin in 1H20**
- Rifaximin (Crohns) – **Phase 2/3 study expected to start in 1H20[5]**
- Probiotic – **Completed enrollment for clinical trial; Launch expected in 2020**

Ortho Dermatologics

- IDP-120 (Acne) – **Phase 3 studies ongoing**
- ARAZLO™ IDP-123 (Acne) – **Launching in 1H20**
- IDP-124 (Atopic Dermatitis) – **Phase 3 studies ongoing**
- IDP-126 (Acne Combination) – **Phase 3 studies ongoing**
- IDP-131 (Psoriasis) – **Proof of concept study initiated in 1H19**

1. *Investigational device exemption*
2. *Exclusive licensing agreement with Clearside Biomedical, Inc.*
3. *Overt hepatic encephalopathy.*
4. *Small intestinal bacterial overgrowth.*
5. *Study being run by partner, Alfasigma S.p.A.*
6. *Sphingosine 1-phosphate.*

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2019 Commitments & Achievements

Bausch + Lomb/International

- ✓ Launched Bausch + Lomb ULTRA® Multi-Focal for Astigmatism
- ✓ Launched Zen Multifocal and Tangible Science Hydra-PEG® coating
- ✓ Launched PreserVision® AREDS2 Formula Minigel Eye Vitamins
- ✓ Launched Ocuvite® eye performance
- ✓ Launched LOTEMAX® SM
- ✓ Continued expansion for daily disposable parameter offerings
- ✓ Introduced enVista® Toric MX60ET intraocular lens
- ✓ Acquired EM-100
- ✓ Licensed in XIPERE™
- ✓ Licensed in Novaliq's NOV03
- ✓ Consumer e-commerce growth

Salix

- ✓ 4 late-stage R&D programs in progress
- ✓ Acquired certain assets from Synergy Pharmaceuticals
- ✓ Entered into agreement with UCLA to develop and commercialize novel compound for treatment of NAFLD[1] and NASH[2]
- ✓ Entered into licensing agreement for amiselimod (ulcerative colitis) S1P[3]

Ortho Dermatologics

- ✓ ALTRENO® full-year launch
- ✓ BRYHALI® full-year launch
- ✓ DUOBRII® approved and launched
- ✓ Thermage FLX® launched in South East Asia and EMEA
- ✓ ARAZLO™ submitted and approved by FDA
- ✓ Launched innovative cash pay program, dermatology.com

Corporate / Other

- ✓ Expected to report revenue for total company to grow in 2019 vs. 2018, at or above the mid-point of guidance[4] and at current FX rates
- ✓ Expected cash generated from operations of $1.5B to $1.6B; >$1B to be used to reduce debt and/or for "bolt-on" acquisitions
- ✓ R&D expected to grow by ~15% in 2019 vs. 2018
- ✓ Improvement in operational efficiency (i.e. Project CORE) expected to deliver >$75M of operating profit during 2019
- ✓ Removed legal legacy overhang with resolution of "stock drop" litigation
- ❑ Revenue generated from the Significant Seven expected to approximately double in 2019 vs. 2018 – Revenue expected to be ~$265M in 2019 or ~65% increase in 2019 vs. 2018

2020 Commitments & Catalysts

Bausch + Lomb/International

- ❑ Ramp SiHy daily in Japan
- ❑ Launch SiHy daily in U.S.
- ❑ Launch enhanced enVista Toric and preloaded enVista launches in U.S.
- ❑ Receive EM-100 approval
- ❑ Resubmit XIPERE™
- ❑ Increase e-commerce presence on Amazon and Alibaba
- ❑ Initiate additional Phase 3 study for Novaliq's NOV03

Salix

- ❑ Leverage comprehensive IBS portfolio:
  - XIFAXAN® (IBS-D)
  - TRULANCE® (IBS-C/CIC) to grow market share
- ❑ Readout of cardiovascular study for Amiselimod S1P Modulator
- ❑ Readout of Rifaximin (OHE) interim analysis
- ❑ Launch probiotic

Ortho Dermatologics

- ❑ Expect medical dermatology to return to growth in 2020 driven by new product execution
- ❑ Continue to expand Thermage® FLX globally
- ❑ DUOBRII® full-year launch
- ❑ Launch ARAZLO™ in 1H20
- ❑ Incorporate telemedicine and e-commerce on dermatology.com
- ❑ Launch SOLODYN® and BenzEFoam™ on dermatology.com
- ❑ Readout of IDP-124 (atopic dermatitis)

Corporate / Other

- ❑ Continue improvement in operational efficiency (i.e. Project CORE)
- ❑ Use >$1B of free cash flow to reduce debt and/or for "bolt-on" acquisitions
- ❑ Ability to consider larger business development opportunities in core therapeutic areas

1. *Non-alcoholic fatty liver disease.*
2. *Non-alcoholic steatohepatitis.*
3. *Sphingosine 1-phosphate.*
4. *Based on Guidance issued in Feb. 2019.*

12 BAUSCH+ Health